SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2008

M&F BANCORP, INC.

(Exact Name of Registrant as specified in its charter)

North Carolina	000-27307	56-1980549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2634 Durham-Chapel Hill Boulevard, Durham, North Carolina 27707

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 683-1521

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

Mechanics & Farmers Bank (“M&F Bank”), the banking subsidiary of M&F Bancorp, Inc. (“M&F”) has received notice that the Federal Deposit Insurance Corporation (the “FDIC”) has approved its application for consent to merge with Mutual Community Savings Bank, Inc., SSB (“MCSB”), under the charter of M&F Bank. M&F Bank and the Company have previously received similar approvals or notices of “no action” from the North Carolina Commissioner of Banks and the Federal Reserve Bank of Richmond, on behalf of the Board of Governors of the Federal Reserve System.

The merger, which is also subject to approval by MCSB’s shareholders, the Securities and Exchange Commission (the “SEC”), and other customary conditions, is expected to be completed in the first quarter of 2008.

A copy of the Order and Basis for Corporation Approval issued by the FDIC, dated December 27, 2007 is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Additional Information and Where to Find It

In connection with the merger, M&F will file a registration statement, which will include a proxy statement/prospectus to be sent to MCSB’s shareholders, and each of M&F and MCSB may file other relevant documents concerning the merger with the SEC and the FDIC. Shareholders are urged to read the registration statement and the proxy statement/prospectus regarding the merger when they become available and any other relevant documents filed with the SEC and or the FDIC, as well as any amendments or supplements to those documents, because they will contain important information.

The public will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about M&F and MCSB, at the SEC’s website (www.sec.gov). The public will also be able to obtain these documents, free of charge, by accessing M&F’s website (www.mfbonline.com), or by accessing MCSB’s website (www.mcsbk.com).

Participants in the Solicitation

M&F and MCSB and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of MCSB in connection with the merger. Information about the directors and executive officers of M&F is set forth in the proxy statement for M&F’s 2007 annual meeting of shareholders, as filed with the SEC on April 18, 2007. Information about the directors and executive officers of MCSB is set forth in the proxy statement for MCSB’s 2007 annual meeting of shareholders, as filed with the FDIC on May 24, 2007. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus regarding the merger when they become available. The public may obtain free copies of these documents as described above.

Forward Looking Statements

This release contains certain forward-looking statements with respect to the financial condition, results of operations and business of M&F, M&F Bank and MCSB. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management of M&F, M&F Bank and MCSB and on the information available to management at the time that these disclosures were prepared. These statements can be identified by the use of words like “expect,” “anticipate,” “estimate” and “believe,” variations of these words and other similar expressions. Readers should not place undue reliance on forward-looking statements as a number of important factors could cause actual results to differ materially from those in the forward-looking statements. None of M&F, M&F Bank nor MCSB undertakes an obligation to update any forward-looking statements. Additional information, including details of some of the factors that could affect the accuracy of forward-looking statements, is detailed in M&F’s filings with the SEC, which are available at www.sec.gov or www.mfbonlinecom, and MCSB’s filings with the FDIC, which are available at www.mcsbk.com.

3

Not an Offer to Sell

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Order and Basis for Corporation Approval issued by the Federal Deposit Insurance Corporation, dated December 27, 2007.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP, INC.

By:	/s/ Kim D. Saunders
Kim D. Saunders
President and Chief Executive Officer

Dated: January 8, 2008.

5

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Order and Basis for Corporation Approval issued by the Federal Deposit Insurance Corporation, dated December 27, 2007.